LIGHTHOUSE CONTRARIAN FUND,
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                       SUPPLEMENT DATED SEPTEMBER 27, 2001
                      TO PROSPECTUS DATED DECEMBER 29, 2000


The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, effective September 27, 2001, the Fund will assess a 2.00% fee on redemptions of Fund shares that are (a) in an amount greater than $50,000 and (b) were purchased and held for less than ninety days. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.